Second-Quarter 2026 Supplemental Presentation July 29, 2026 2 This presentation contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. These statements are based on Morningstar's current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "prospects," or "continue." These statements involve known or unknown risks and uncertainties that may cause actual results to differ significantly from what Morningstar expects. More information about factors that could affect Morningstar's business and financial results are in its filings with the SEC, including its most recent Forms 8-K, 10-K, and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. 3 This presentation includes references to the non-GAAP financial measures listed below (including percentage growth or decline of those numbers). These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation and in the Company's filings with the SEC, including its most recent Forms 8-K, 10-K, and 10-Q. "Organic Revenue" is consolidated revenue before (1) acquisitions and divestitures, (2) adoption of new accounting standards or revisions to accounting practices (accounting changes), and (3) the effect of foreign currency translations. "Adjusted Operating Income (Loss)" is consolidated operating income (loss) excluding (1) intangible amortization expense, (2) the impact of merger, acquisition, and divestiture-related activity which, when applicable, may include certain non-recurring expenses such as pre-deal due diligence, transaction costs, contingent consideration, severance, and post-close integration costs (M&A-related expenses), and (3) certain other one-time, non-recurring items which management does not consider when evaluating ongoing performance (other non-recurring items). "Adjusted Operating Margin" is operating margin excluding (1) intangible amortization expense, (2) M&A-related expenses, and (3) other non-recurring items. "Adjusted Operating Expense" is operating expenses excluding (1) intangible amortization expense, (2) M&A-related expenses, and (3) other non-recurring items. "Free Cash Flow" is cash provided by or used for operating activities less capital expenditures. "Free Cash Flow Conversion" is free cash flow divided by adjusted operating income. 4 Table of Contents Q2 26 Results Summary 5 Q2 26 Segment Detail 13 Appendix A: Additional Segment Detail 24 Appendix B: Reconciliations and Additional Information 38

Q2 26 Results Summary

Q2 26 Financial Performance ($mil)



Revenue
+9.6% Reported
+6.8% Organic*
Operating Income
Adjusted Operating Income
Free Cash Flow
+28.4%
+22.7%
+96.3%
25
26
$605.1
$663.2
$125.1
$160.6
$143.4
$175.9
$62.4
$122.5

MORNINGSTAR

*Excluding the impact from the sunsetting of Morningstar Office and Morningstar Sustainalytics' second-party opinions product, organic revenue would have increased 8.2%.

6

Adjusted Operating Income Walk Q2 25 to Q2 26 ($mil)



$143.4
$58.1
$0.3
($0.9)
($1.2)
($9.3)
($14.5)
$175.9
Q2 25 Adjusted Operating Income
Change in Revenue
Professional Fees
Advertising & Marketing
Travel & Related Activities
Compensation*
Infrastructure Costs & Other**
Q2 26 Adjusted Operating Income

MORNINGSTAR

Changes in this chart reflect adjustments made in the calculation of adjusted operating income, as defined on p. 3 of this presentation, and may not match changes in reported expenses. *Includes salaries, bonus, commissions, severance, employee benefits, payroll taxes, and stock-based compensation. **Includes infrastructure costs (including third-party contracts with data providers, cloud costs, and SaaS-based software subscriptions), facilities, depreciation/amortization, and capitalized labor.

7

Quarterly Operating Margin Trends



22.9%
22.9%
20.6%
23.3%
23.7%
24.4%
23.9%
27.7%
26.5%
19.0%
20.3%
28.5%
19.6%
20.7%
20.7%
24.9%
24.2%
24.2%
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Q2 26
Operating Margin
Adjusted Operating Margin

MORNINGSTAR

8

9 Revenue vs. Adjusted Operating Expense Growth 13.3% 10.5% 9.7% 7.2% 5.8% 8.4% 8.5% 10.8% 9.6% 1.4% 3.7% 10.2% 3.4% 4.7% 6.3% 3.9% 4.4% 5.5% Reported Revenue Growth Adjusted Operating Expense Growth Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 10 Quarterly Adjusted Operating Income & Free Cash Flow ($mil) TTM Free Cash Flow Conversion 10 68.2% 87.2% 91.5% 90.9% 86.5% 73.4% 71.5% 75.9% 69.9% 75.5% Adjusted Operating Income Free Cash Flow TTM Free Cash Flow Conversion Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $50 $100 $150 $200 Bars represent quarterly adjusted operating income and free cash flow ($mil). Line represents trailing 12-month (TTM) free cash flow conversion as of the end of each quarter shown, calculated as TTM free cash flow divided by TTM adjusted operating income. 11 Headcount Trends Headcount represents permanent, full-time employees. As of June 30, 2026, headcount was 10,825. (8.1%) (3.6%) (2.2%) (1.4%) (0.7%) 0.0% (1.0%) (1.5%) (2.2%) (1.1%) 0.0% (0.6%) 0.3% (0.5%) 0.8% (1.6%) (0.2%) (1.1%) Headcount (000s) Headcount Growth YOY Sequential Headcount Growth Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 11.1 11.1 11.1 11.1 11.1 11.2 11.0 10.9 10.8 12 Capital Allocation ($mil) 12 *Consolidated funded indebtedness to EBITDA as defined in our then-existing credit agreements. $0 $100 $200 $300 $400 $500 $600 $700 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Share Repurchase $0.0 $0.0 $11.6 $109.6 $112.0 $170.1 $395.3 $300.0 $100.0 Total Debt $899.6 $864.7 $698.6 $803.7 $838.8 $848.9 $1,072.6 $1,712.8 $1,713.3 Leverage Ratio* 1.4x 1.2x 0.9x 1.0x 1.0x 1.0x 1.3x 2.0x 1.9x Share Repurchases Dividends Paid Acquisitions, Net of Cash Capital Expenditures $100.0 $19.0 $33.2

Q2 26 Segment Detail 14 Morningstar Reportable Segments and Representative Products Morningstar Direct Platform Provides investors comprehensive data, research, and insights, and investment analysis to empower investment decision- making. Morningstar Data Morningstar Direct Morningstar Advisor Workstation PitchBook Provides investors access to data, proprietary research, analytics, and AI-enabled software across private capital markets. Supports decision-making across the private-markets lifecycle. PitchBook Platform Direct Data Morningstar Wealth Serves financial advisors through model portfolios, separately managed accounts, and an advisor platform powered by our research and data, and individuals through Morningstar Investor. Morningstar Model Portfolios (Managed Portfolios) Morningstar Investor International Wealth Platform Morningstar Credit Provides investors with credit ratings, research, data, and credit analytics solutions that contribute to the transparency of international and domestic credit markets. Morningstar DBRS Morningstar Credit (Credit Data and Analytics) Morningstar Retirement Offers products to help individuals reach their retirement goals with highly personalized savings and investment advice at the employee level and scalable investment advisory and risk mitigation services at the employer and advisor level. Managed Accounts Corporate and All Other The operating segments of Morningstar Sustainalytics and Morningstar Indexes have been combined and presented as part of Corporate and All Other, which is not a reportable segment. Morningstar Sustainalytics Morningstar Indexes 15 Q2 26 Contribution to Revenue 15 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 *Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenue. $ 700 600 500 400 300 200 100 $0 ($mil) PitchBook Morningstar Credit Corporate and All Other* Morningstar Retirement Morningstar Wealth Morningstar Direct Platform 16 Q2 26 Contribution to Adjusted Operating Income (Loss) 16 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Morningstar Direct Platform *Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income (loss) from Morningstar Sustainalytics and Morningstar Indexes. $ 250 200 150 100 50 0 (50) ($100) PitchBook Morningstar Credit Morningstar Wealth Morningstar Retirement Corporate and All Other* ($mil)

17 Organic Revenue Walk Q2 25 to Q2 26 Q2 25 Reported Revenue Morningstar Credit Morningstar Direct Platform PitchBook Morningstar Retirement Morningstar Wealth* Corporate and All Other** M&A and Foreign Currency Adjustments Q2 26 Reported Revenue The Company's five reportable segment bars represent organic revenue growth and may not match changes in reported revenue. *In Q2 26, Morningstar Wealth organic revenue includes a $5.8 million negative impact from the sunsetting of Morningstar Office. **Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenue. Corporate and All other organic revenue includes a $1.7 million negative impact from the sunsetting of the second-party opinions product. $605.1 $8.2$19.8 $9.8 ($2.9) $5.4 $0.6 $17.2 $663.2 ($mil) 18 Adjusted Operating Income Contributions Q2 25 to Q2 26 Q2 25 Adjusted Operating Income Morningstar Credit Morningstar Wealth Morningstar Direct Platform Morningstar Retirement PitchBook Corporate and All Other* Q2 26 Adjusted Operating Income *Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income (loss) from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include finance, human resources, legal, marketing, and other management-related costs that are not considered when segment performance is evaluated. ($mil) $143.4 $4.9 $4.0$4.0$8.0 $11.4 $175.9$0.2 19 Morningstar Direct Platform Quarterly Segment Trends 19 6.2% 4.7% 3.6% 4.2% 6.3% 6.2% 6.0% 5.0% 4.8% Morningstar Direct Platform Revenue YOY Organic Revenue Trend Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $50 $100 $150 $200 $250 44.3% 46.0% 43.6% 43.7% 46.0% 44.4% 43.7% 42.3% 45.2% Morningstar Direct Platform Adjusted Operating Income Morningstar Direct Platform Adjusted Operating Margin Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $20 $40 $60 $80 $100 $120 Morningstar Direct Platform Revenue ($mil) Morningstar Direct Platform Adjusted Operating Income ($mil) 20 PitchBook Quarterly Segment Trends 20 10.9% 12.2% 12.7% 11.1% 9.6% 7.7% 5.9% 4.8% 4.9% PitchBook Revenue YOY Organic Revenue Trend Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 31.2% 32.2% 30.0% 31.9% 31.7% 31.3% 30.2% 29.9% 30.3% PitchBook Adjusted Operating Income PitchBook Adjusted Operating Margin Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $10 $20 $30 $40 $50 $60 PitchBook Revenue ($mil) PitchBook Adjusted Operating Income ($mil)

21 21 44.2% 34.0% 34.5% 23.2% 8.4% 27.0% 25.7% 34.3% 23.3% Morningstar Credit Revenue YOY Organic Revenue Trend Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $20 $40 $60 $80 $100 $120 36.0% 21.4% 24.5% 29.3% 35.9% 30.8% 33.0% 40.8% 36.7% Morningstar Credit Adjusted Operating Income Morningstar Credit Adjusted Operating Margin Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $10 $20 $30 $40 $50 Morningstar Credit Revenue ($mil) Morningstar Credit Adjusted Operating Income ($mil) Morningstar Credit Quarterly Segment Trends 22 Morningstar Wealth Quarterly Segment Trends 22 12.4% 6.1% 6.2% 7.9% 7.2% 9.8% 6.3% (1.6%) (4.6%) Morningstar Wealth Revenue YOY Organic Revenue Trend Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $20 $40 $60 $80 (3.5%) (1.1%) (1.2%) (1.3%) 4.7% 5.0% 6.8% 9.7% 13.1% Morningstar Wealth Adjusted Operating Income Morningstar Wealth Adjusted Operating Margin Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 ($4) ($2) $0 $2 $4 $6 $8 $10 Morningstar Wealth Revenue* ($mil) Morningstar Wealth Adjusted Operating Income ($mil) *In Q2 26, the sunsetting of Morningstar Office had a $5.8 million negative impact on organic revenue. Excluding Morningstar Office, Morningstar Wealth organic revenue would have increased 5.3%. 23 Morningstar Retirement Quarterly Segment Trends 21.5% 14.8% 11.3% 15.8% (2.7%) 7.5% 13.4% 17.9% 17.0% Morningstar Retirement Revenue YOY Organic Revenue Trend Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $10 $20 $30 $40 52.0% 53.1% 51.2% 44.4% 47.5% 49.4% 54.6% 51.0% 51.2% Morningstar Retirement Adjusted Operating Income Morningstar Retirement Adjusted Operating Margin Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $5 $10 $15 $20 $25 Morningstar Retirement Revenue ($mil) Morningstar Retirement Adjusted Operating Income ($mil) Appendix A: Additional Segment Detail

25 Historical Segment Performance *Corporate and All Other provides a reconciliation between revenue from the Company's Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues. **Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income (loss) from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include certain management-related costs that are not considered when segment performance is evaluated. (in millions) Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Morningstar Direct Platform Revenue $196.9 $198.5 $196.0 $199.2 $209.2 $211.1 $211.1 $215.2 $222.1 Adjusted Operating Income $87.3 $91.4 $85.5 $87.1 $96.3 $93.7 $92.3 $91.0 $100.3 Adjusted Operating Margin 44.3% 46.0% 43.6% 43.7% 46.0% 44.4% 43.7% 42.3% 45.2% PitchBook Revenue $151.7 $156.6 $162.5 $163.7 $166.5 $169.0 $172.6 $172.4 $174.7 Adjusted Operating Income $47.3 $50.4 $48.7 $52.3 $52.8 $52.9 $52.1 $51.6 $53.0 Adjusted Operating Margin 31.2% 32.2% 30.0% 31.9% 31.7% 31.3% 30.2% 29.9% 30.3% Morningstar Credit Revenue $77.6 $70.9 $82.3 $73.0 $85.0 $91.1 $105.3 $101.0 $104.9 Adjusted Operating Income $27.9 $15.2 $20.2 $21.4 $30.5 $28.1 $34.8 $41.2 $38.5 Adjusted Operating Margin 36.0% 21.4% 24.5% 29.3% 35.9% 30.8% 33.0% 40.8% 36.7% Morningstar Wealth Revenue $62.6 $61.8 $65.0 $61.3 $64.3 $62.1 $63.7 $58.0 $60.3 Adjusted Operating Income (Loss) ($2.2) ($0.7) ($0.8) ($0.8) $3.0 $3.1 $4.3 $5.6 $7.9 Adjusted Operating Margin (3.5%) (1.1%) (1.2%) (1.3%) 4.7% 5.0% 6.8% 9.7% 13.1% Morningstar Retirement Revenue $33.3 $31.8 $33.6 $32.9 $32.4 $34.2 $38.1 $38.8 $37.9 Adjusted Operating Income $17.3 $16.9 $17.2 $14.6 $15.4 $16.9 $20.8 $19.8 $19.4 Adjusted Operating Margin 52.0% 53.1% 51.2% 44.4% 47.5% 49.4% 54.6% 51.0% 51.2% Consolidated Revenue Total Reportable Segments $522.1 $519.6 $539.4 $530.1 $557.4 $567.5 $590.8 $585.4 $599.9 Corporate and All Other* $49.8 $49.8 $51.6 $51.8 $47.7 $49.9 $50.3 $59.4 $63.3 Total Revenue $571.9 $569.4 $591.0 $581.9 $605.1 $617.4 $641.1 $644.8 $663.2 Consolidated Adjusted Operating Income Total Reportable Segments $177.6 $173.2 $170.8 $174.6 $198.0 $194.7 $204.3 $209.2 $219.1 Less: Corporate and All Other** ($46.6) ($42.9) ($49.1) ($39.2) ($54.6) ($44.1) ($50.8) ($30.6) ($43.2) Adjusted Operating Income $131.0 $130.3 $121.7 $135.4 $143.4 $150.6 $153.5 $178.6 $175.9 Adjusted Operating Margin 22.9% 22.9% 20.6% 23.3% 23.7% 24.4% 23.9% 27.7% 26.5% 26 Quarterly Revenue Trend: Revenue by Type ($mil) 13.6% 10.1% 10.6% 9.1% 5.9% 9.0% 8.1% 7.6% 6.8% Consolidated Organic Revenue Trend Transaction-Based Revenue Asset-Based Revenue License-Based Revenue Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $100 $200 $300 $400 $500 $600 $700 37.2% 25.9% 7.5% 25.9% 16.9% 6.4% 25.1% 16.4% 6.8% 21.4% 14.5% 6.2% 9.4% 0.2% 6.3% 26.1% 7.9% 5.9% 25.6% 9.4% 4.1% 30.6% 11.0% 2.6% 17.8% 13.8% 3.1% Bars represent reported revenue. Percentages represent YOY organic revenue growth (decline). In Q2 26, excluding the sunsetting of certain products, license-based organic revenue would have grown 4.5%, transaction-based organic revenue would have grown 19.9%, and total organic revenue would have grown 8.2%. 27 Revenue by Type ($mil) *Corporate and All Other provides a reconciliation between revenue from the Company's Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues. Morningstar Direct Platform Q2 25 Q2 26 Morningstar Wealth Q2 25 Q2 26 License-Based $207.7 $220.6 License-Based $19.7 $13.5 Asset-Based 0.0 0.0 Asset-Based 35.2 37.6 Transaction-Based 1.5 1.5 Transaction-Based 9.4 9.2 Morningstar Direct Platform Total $209.2 $222.1 Morningstar Wealth Total $64.3 $60.3 PitchBook Q2 25 Q2 26 Morningstar Retirement Q2 25 Q2 26 License-Based $164.7 $172.7 License-Based $0.4 $0.4 Asset-Based 0.0 0.0 Asset-Based 32.0 37.5 Transaction-Based 1.8 2.0 Transaction-Based 0.0 0.0 PitchBook Total $166.5 $174.7 Morningstar Retirement Total $32.4 $37.9 Morningstar Credit Q2 25 Q2 26 Corporate and All Other* Q2 25 Q2 26 License-Based $5.0 $6.4 License-based $30.9 $41.5 Asset-Based 0.0 0.0 Asset-based 15.2 21.7 Transaction-Based 80.0 98.5 Transaction-based 1.6 0.1 Morningstar Credit Total $85.0 $104.9 Corporate and All Other Total $47.7 $63.3 28 Key Product Area Revenue ($mil) *Includes revenue attributable to Morningstar Direct Advisory Suite. **In Q2 26, Morningstar Wealth organic revenue included a $5.8 million negative impact from the sunsetting of Morningstar Office; excluding Morningstar Office, Morningstar Wealth organic revenue would have increased 5.3% in Q2 26. ***In Q2 26, Morningstar Sustainalytics organic revenue included a $1.7 million negative impact from the sunsetting of second-party opinions; excluding second-party opinions, Morningstar Sustainalytics organic revenue would have decreased 1.6% in Q2 26. ****Beginning in Q1 26, includes revenue attributable to Center for Research in Security Prices (CRSP). Q2 25 Q2 26 % Change % Organic Change Morningstar Direct Platform $209.2 $222.1 6.2% 4.8% Morningstar Data $106.2 $113.0 6.4% 4.2% Morningstar Direct $74.3 $80.4 8.2% 7.1% Morningstar Advisor Workstation* $23.4 $24.5 4.7% 4.8% PitchBook $166.5 $174.7 4.9% 4.9% Morningstar Credit $85.0 $104.9 23.4% 23.3% Morningstar Wealth** $64.3 $60.3 (6.2%) (4.6%) Investment Management $35.2 $37.7 7.1% 11.9% Morningstar Retirement $32.4 $37.9 17.0% 17.0% Corporate and All Other Morningstar Sustainalytics*** $27.3 $25.5 (6.6%) (7.7%) Morningstar Indexes**** $20.4 $37.8 85.3% 13.0%

29 License Trends 29 *In Q3 25, the Company updated its definition of PitchBook licensed users, primarily to remove Morningstar and PitchBook employee users. Q2 25 user counts reported here reflects the updated methodology. The timing of activities, such as user maintenance, user audits, provisioning access, shutting off of users, and updates to the user lists when enterprise clients renew, results in fluctuations in licensed user counts over time. As a result, licensed user growth trends are best assessed on a rolling 12-month basis. (0.6%) 18,810 18,688 Morningstar Direct Licenses Q2 25 Q2 26 +0.6% 116,421 117,170 PitchBook Platform Licensed Users* Q2 25 Q2 26 30 Quarterly Segment Product Trends: Morningstar Direct Platform 30 11.7% 9.6% 9.2% 6.8% 4.5% 5.6% 6.3% 6.0% 7.1% Morningstar Direct Revenue YOY Organic Revenue Trend Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $20 $40 $60 $80 $100 5.3% 4.2% 1.8% 4.1% 10.1% 7.7% 7.8% 6.3% 4.2% Morningstar Data Revenue YOY Organic Revenue Trend Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $20 $40 $60 $80 $100 $120 Morningstar Data ($mil) Morningstar Direct ($mil) 31 Quarterly Segment Product Trends: Morningstar Direct Platform 31 2.5% (2.4%) (0.5%) (0.4%) (0.1%) 5.9% 3.9% 3.8% 4.8% Morningstar Advisor Workstation Revenue YOY Organic Revenue Trend Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $10 $20 $30 *Starting in Q2 25 includes revenue attributable to Direct Advisory Suite. Prior quarterly supplemental decks inadvertently excluded this impact. Morningstar Advisor Workstation* ($mil) 32 Quarterly Segment Trends: Morningstar Credit 32 Bars represent reported revenue. Percentages represent YOY organic revenue growth (decline). 44.2% 34.0% 34.5% 23.2% 8.4% 27.0% 25.7% 34.3% 23.3% $0 $20 $40 $60 $80 $100 $120 Revenue by Geography ($mil) Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 USA 59.9% 51.7% 46.2% 27.0% 11.9% 22.4% 27.2% 37.1% 25.4% Canada 30.3% 13.1% 36.9% 6.4% (2.7%) 50.0% 18.9% 40.3% 35.5% EMEA 27.6% 19.6% 6.6% 37.1% 15.5% 13.6% 30.6% 19.7% 2.1% YOY Organic Revenue Growth (Decline)

33 33 Bars represent reported revenue. In Q2 26, Structured Finance Ratings, Fundamental Ratings, and Data Licensing accounted for 60.6%, 33.4%, and 6.0% of revenue. Transaction-based new issuance revenue increased 31.4%, transaction-based recurring revenue increased 8.7%, and license-based revenue increased 24.8% in Q2 26 compared to the prior-year period. *Structured Finance Ratings includes Asset-Backed Securities, Commercial Mortgage-Backed Securities, and Residential Mortgage-Backed Securities. **Fundamental Ratings includes Corporate, Financial Institutions, Sovereign, and Other. ***Recurring Revenue includes transaction-based recurring revenue and license-based revenue. $29.2 $30.8 $30.9 $30.3 $33.5 $36.7 $36.6 $35.4 $37.3 Structured Finance Ratings* Fundamental Ratings** Data Licensing Recurring Revenue*** Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $20 $40 $60 $80 $100 $120 Revenue by Asset Class ($mil) Quarterly Segment Trends: Morningstar Credit 34 Quarterly Segment Product Trends: Morningstar Wealth 34 22.0% 13.3% 16.2% 14.8% 6.2% 16.1% 12.3% 10.6% 11.9% Investment Management Revenue YOY Organic Revenue Trend Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $10 $20 $30 $40 Investment Management ($mil) 35 35 Morningstar Wealth AUMA Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $20 $40 $60 $80 Morningstar Wealth Assets Under Management and Advisement (AUMA) ($bil) Quarterly Segment Trends: Morningstar Wealth 36 36 Morningstar Retirement AUMA Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $100 $200 $300 $400 Morningstar Retirement AUMA ($bil) Quarterly Segment Trends: Morningstar Retirement

37 Quarterly Product Trends: Corporate and All Other 37 37.8% 23.7% 21.9% 15.7% (1.3%) (0.8%) 0.9% (0.7%) 13.0% Morningstar Indexes Revenue YOY Organic Revenue Trend Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $10 $20 $30 $40 0.7% (10.3%) (3.3%) (4.9%) (9.8%) (3.0%) (10.3%) (14.1%) (7.7%) Morningstar Sustainalytics Revenue YOY Organic Revenue Trend Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $10 $20 $30 $40 *Beginning in Q1 26 includes revenue attributable to CRSP. **Excluding the retirement of the second-party opinions product, Morningstar Sustainalytics organic revenue would have decreased 1.6% in Q2 26. Morningstar Indexes* ($mil) Morningstar Sustainalytics** ($mil) Appendix B: Reconciliations and Additional Information 39 Quarterly Operating Income & Operating Cash Flow ($mil) 39 Operating Income Operating Cash Flow Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 $0 $50 $100 $150 $200 $250 40 Reconciliation from Reported to Organic Revenue Change by Revenue Type Consolidated Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Reported Change in Revenue 13.3% 10.5% 9.7% 7.2% 5.8% 8.4% 8.5% 10.8% 9.6% Acquisitions, divestitures, and accounting changes 0.0% 0.0% 0.8% 0.9% 1.0% 1.2% 0.9% (1.0%) (2.3%) Effect of foreign currency transactions 0.3% (0.4%) 0.1% 1.0% (0.9%) (0.6%) (1.3%) (2.2%) (0.5%) Organic Change in Revenue 13.6% 10.1% 10.6% 9.1% 5.9% 9.0% 8.1% 7.6% 6.8% License-Based Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Reported Change in Revenue 6.8% 6.3% 5.4% 4.4% 6.6% 6.4% 5.6% 6.4% 6.2% Acquisitions, divestitures, and accounting changes 0.0% 0.0% 0.9% 0.8% 0.6% 0.3% (0.1%) (1.7%) (2.6%) Effect of foreign currency transactions 0.7% 0.1% 0.5% 1.0% (0.9%) (0.8%) (1.4%) (2.1%) (0.5%) Organic Change in Revenue 7.5% 6.4% 6.8% 6.2% 6.3% 5.9% 4.1% 2.6% 3.1%

Reconciliation from Reported to Organic Revenue Change by Revenue Type

Asset-Based	**Q2 24**	**Q3 24**	**Q4 24**	**Q1 25**	**Q2 25**	**Q3 25**	**Q4 25**	**Q1 26**	**Q2 26**
Reported Change in Revenue	25.9%	17.2%	16.2%	11.3%	(2.7%)	1.1%	2.9%	11.0%	17.5%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.5%	2.0%	3.6%	6.9%	6.8%	1.3%	(3.3%)
Effect of foreign currency transactions	0.0%	(0.3%)	(0.3%)	1.2%	(0.7%)	(0.1%)	(0.3%)	(1.3%)	(0.4%)
Organic Change in Revenue	25.9%	16.9%	16.4%	14.5%	0.2%	7.9%	9.4%	11.0%	13.8%

Transaction-Based	**Q2 24**	**Q3 24**	**Q4 24**	**Q1 25**	**Q2 25**	**Q3 25**	**Q4 25**	**Q1 26**	**Q2 26**
Reported Change in Revenue	39.3%	29.1%	26.6%	19.2%	10.3%	27.2%	27.2%	34.0%	18.0%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Effect of foreign currency transactions	(2.1%)	(3.2%)	(1.5%)	2.2%	(0.9%)	(1.1%)	(1.6%)	(3.4%)	(0.2%)
Organic Change in Revenue	37.2%	25.9%	25.1%	21.4%	9.4%	26.1%	25.6%	30.6%	17.8%

MORNINGSTAR 41

Reconciliation from Reported to Organic Revenue Change by Segment

Morningstar Direct Platform	**Q2 24**	**Q3 24**	**Q4 24**	**Q1 25**	**Q2 25**	**Q3 25**	**Q4 25**	**Q1 26**	**Q2 26**
Reported Change in Revenue	5.9%	5.2%	1.7%	1.3%	6.2%	6.3%	7.7%	8.0%	6.2%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	2.0%	1.9%	1.6%	1.1%	0.3%	0.2%	(0.7%)
Effect of foreign currency transactions	0.3%	(0.5%)	(0.1%)	1.0%	(1.5%)	(1.2%)	(2.0%)	(3.2%)	(0.7%)
Organic Change in Revenue	6.2%	4.7%	3.6%	4.2%	6.3%	6.2%	6.0%	5.0%	4.8%

PitchBook	**Q2 24**	**Q3 24**	**Q4 24**	**Q1 25**	**Q2 25**	**Q3 25**	**Q4 25**	**Q1 26**	**Q2 26**
Reported Change in Revenue	10.9%	12.2%	12.5%	10.9%	9.8%	7.9%	6.2%	5.3%	4.9%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	(0.2%)	(0.2%)	(0.3%)	(0.2%)	0.0%
Effect of foreign currency transactions	0.0%	0.0%	0.2%	0.2%	0.0%	0.0%	0.0%	(0.3%)	0.0%
Organic Change in Revenue	10.9%	12.2%	12.7%	11.1%	9.6%	7.7%	5.9%	4.8%	4.9%

Morningstar Credit	**Q2 24**	**Q3 24**	**Q4 24**	**Q1 25**	**Q2 25**	**Q3 25**	**Q4 25**	**Q1 26**	**Q2 26**
Reported Change in Revenue	43.2%	34.0%	33.8%	21.1%	9.5%	28.5%	27.9%	38.4%	23.4%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.4%	(0.3%)	(0.7%)	(0.7%)	(0.6%)	0.0%
Effect of foreign currency transactions	1.0%	0.0%	0.7%	1.7%	(0.8%)	(0.8%)	(1.5%)	(3.5%)	(0.1%)
Organic Change in Revenue	44.2%	34.0%	34.5%	23.2%	8.4%	27.0%	25.7%	34.3%	23.3%

MORNINGSTAR 42

Reconciliation from Reported to Organic Revenue Change by Segment

Morningstar Wealth	**Q2 24**	**Q3 24**	**Q4 24**	**Q1 25**	**Q2 25**	**Q3 25**	**Q4 25**	**Q1 26**	**Q2 26**
Reported Change in Revenue	12.2%	6.6%	6.2%	3.9%	2.7%	0.5%	(2.0%)	(5.4%)	(6.2%)
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.5%	2.4%	5.0%	9.6%	9.3%	7.5%	3.7%
Effect of foreign currency transactions	0.2%	(0.5%)	(0.5%)	1.6%	(0.5%)	(0.3%)	(1.0%)	(3.7%)	(2.1%)
Organic Change in Revenue	12.4%	6.1%	6.2%	7.9%	7.2%	9.8%	6.3%	(1.6%)	(4.6%)

Morningstar Retirement	**Q2 24**	**Q3 24**	**Q4 24**	**Q1 25**	**Q2 25**	**Q3 25**	**Q4 25**	**Q1 26**	**Q2 26**
Reported Change in Revenue	21.5%	14.8%	11.3%	15.8%	(2.7%)	7.5%	13.4%	17.9%	17.0%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Effect of foreign currency transactions	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Organic Change in Revenue	21.5%	14.8%	11.3%	15.8%	(2.7%)	7.5%	13.4%	17.9%	17.0%

MORNINGSTAR 43

Reconciliation from Reported to Organic Revenue Change by Product Area

Morningstar Data	**Q2 24**	**Q3 24**	**Q4 24**	**Q1 25**	**Q2 25**	**Q3 25**	**Q4 25**	**Q1 26**	**Q2 26**
Reported Change in Revenue	5.0%	4.9%	1.9%	3.1%	12.6%	10.9%	9.6%	9.4%	6.4%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	(0.4%)	(1.4%)	0.5%	0.3%	(1.5%)
Effect of foreign currency transactions	0.3%	(0.7%)	(0.1%)	1.0%	(2.1%)	(1.8%)	(2.3%)	(3.4%)	(0.7%)
Organic Change in Revenue	5.3%	4.2%	1.8%	4.1%	10.1%	7.7%	7.8%	6.3%	4.2%

Morningstar Direct	**Q2 24**	**Q3 24**	**Q4 24**	**Q1 25**	**Q2 25**	**Q3 25**	**Q4 25**	**Q1 26**	**Q2 26**
Reported Change in Revenue	11.3%	10.0%	9.2%	5.6%	6.0%	7.3%	8.5%	9.4%	8.2%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Effect of foreign currency transactions	0.4%	(0.4%)	0.0%	1.2%	(1.5%)	(1.7%)	(2.2%)	(3.4%)	(1.1%)
Organic Change in Revenue	11.7%	9.6%	9.2%	6.8%	4.5%	5.6%	6.3%	6.0%	7.1%

Morningstar Advisor Workstation*	**Q2 24**	**Q3 24**	**Q4 24**	**Q1 25**	**Q2 25**	**Q3 25**	**Q4 25**	**Q1 26**	**Q2 26**
Reported Change in Revenue	2.3%	(2.6%)	(0.7%)	(1.3%)	(0.2%)	5.7%	3.9%	4.3%	4.7%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Effect of foreign currency transactions	0.2%	0.2%	0.2%	0.9%	0.1%	0.2%	0.0%	(0.5%)	0.1%
Organic Change in Revenue	2.5%	(2.4%)	(0.5%)	(0.4%)	(0.1%)	5.9%	3.9%	3.8%	4.8%

*Includes revenue attributable to Morningstar Direct Advisory Suite.

MORNINGSTAR 44

Reconciliation from Reported to Organic Revenue Change by Product Area

Morningstar Credit Canada	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26	Q2 26
Reported Change in Revenue	27.9%	11.2%	33.0%	0.0%	(3.5%)	48.5%	19.4%	46.8%	34.4%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Effect of foreign currency transactions	2.4%	1.9%	3.9%	6.4%	0.8%	1.5%	(0.5%)	(6.5%)	1.1%
Organic Change in Revenue	30.3%	13.1%	36.9%	6.4%	(2.7%)	50.0%	18.9%	40.3%	35.5%

Morningstar Credit EMEA	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26	Q2 26
Reported Change in Revenue	27.3%	22.1%	7.9%	36.4%	26.9%	24.2%	43.1%	32.7%	3.5%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	(4.6%)	(4.8%)	(4.0%)	(2.9%)	0.0%
Effect of foreign currency transactions	0.3%	(2.5%)	(1.3%)	0.7%	(6.8%)	(5.8%)	(8.5%)	(10.1%)	(1.4%)
Organic Change in Revenue	27.6%	19.6%	6.6%	37.1%	15.5%	13.6%	30.6%	19.7%	2.1%

Morningstar Credit USA	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26	Q2 26
Reported Change in Revenue	59.9%	51.7%	46.2%	27.0%	10.8%	21.9%	26.7%	37.1%	25.4%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	1.1%	0.5%	0.5%	0.0%	0.0%
Effect of foreign currency transactions	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Organic Change in Revenue	59.9%	51.7%	46.2%	27.0%	11.9%	22.4%	27.2%	37.1%	25.4%

MORNINGSTAR 45

Reconciliation from Reported to Organic Revenue Change by Product Area

Investment Management	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26	Q2 26
Reported Change in Revenue	21.8%	14.5%	14.8%	7.4%	(1.7%)	(1.1%)	(3.5%)	1.1%	7.1%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	1.0%	4.6%	9.4%	17.9%	17.5%	13.5%	6.9%
Effect of foreign currency transactions	0.2%	(1.2%)	0.4%	2.8%	(1.5%)	(0.7%)	(1.7%)	(4.0%)	(2.1%)
Organic Change in Revenue	22.0%	13.3%	16.2%	14.8%	6.2%	16.1%	12.3%	10.6%	11.9%

Morningstar Indexes	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26	Q2 26
Reported Change in Revenue	37.3%	24.4%	22.0%	15.0%	(1.0%)	(0.5%)	1.4%	42.6%	85.3%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	(42.3%)	(71.4%)
Effect of foreign currency transactions	0.5%	(0.7%)	(0.1%)	0.7%	(0.3%)	(0.3%)	(0.5%)	(1.0%)	(0.9%)
Organic Change in Revenue	37.8%	23.7%	21.9%	15.7%	(1.3%)	(0.8%)	0.9%	(0.7%)	13.0%

Morningstar Sustainalytics	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26	Q2 26
Reported Change in Revenue	0.0%	(9.7%)	(3.3%)	(6.5%)	(6.5%)	0.7%	(5.4%)	(7.6%)	(6.6%)
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Effect of foreign currency transactions	0.7%	(0.6%)	0.0%	1.6%	(3.3%)	(3.7%)	(4.9%)	(6.5%)	(1.1%)
Organic Change in Revenue	0.7%	(10.3%)	(3.3%)	(4.9%)	(9.8%)	(3.0%)	(10.3%)	(14.1%)	(7.7%)

MORNINGSTAR 46

Reconciliation from Consolidated Adjusted Operating Income to Consolidated Operating Income ($mil)

	Q2 25	Q2 26
Adjusted Operating Income (Loss)		
Morningstar Direct Platform	$96.3	$100.3
PitchBook	52.8	53.0
Morningstar Credit	30.5	38.5
Morningstar Wealth	3.0	7.9
Morningstar Retirement	15.4	19.4
Total Reportable Segments	**$198.0**	**$219.1**
Less: Corporate and All Other*	(54.6)	(43.2)
Total Adjusted Operating Income	**$143.4**	**$175.9**
Intangible amortization expense	(15.3)	(20.9)
M&A-related expenses	(3.8)	(1.2)
Other non-recurring items	0.8	6.8
Operating Income	**$125.1**	**$160.6**

*Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income/(loss) from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include certain management-related costs that are not considered when segment performance is evaluated.

MORNINGSTAR 47

Reconciliation from Operating Income to Adjusted Operating Income ($mil)

	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26	Q2 26
Operating Income (Quarterly)	**$92.6**	**$108.5**	**$115.5**	**$168.2**	**$114.1**	**$125.1**	**$127.8**	**$159.6**	**$155.9**	**$160.6**
Excluding (1) intangible amortization expense, (2) M&A-related expenses, and (3) other non-recurring items. (Quarterly)	18.2	22.5	14.8	(46.5)	21.3	18.3	22.8	(6.1)	22.7	15.3
Adjusted Operating Income (Quarterly)	$110.8	$131.0	$130.3	$121.7	$135.4	$143.4	$150.6	$153.5	$178.6	$175.9

	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26	Q2 26
Operating Income (TTM*)	**$298.7**	**$365.5**	**$411.0**	**$484.8**	**$506.3**	**$522.9**	**$535.2**	**$526.6**	**$568.4**	**$603.9**
Excluding (1) intangible amortization expense, (2) M&A-related expenses, and (3) other non-recurring items. (TTM)	86.8	81.3	74.1	9.0	12.1	7.9	15.9	56.3	57.7	54.7
Adjusted Operating Income (TTM)	$385.5	$446.8	$485.1	$493.8	$518.4	$530.8	$551.1	$582.9	$626.1	$658.6

*Trailing 12 months.

MORNINGSTAR 48

Reconciliation from Operating Margin to Adjusted Operating Margin

	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26	Q2 26
Operating Margin	19.0%	20.3%	28.5%	19.6%	20.7%	20.7%	24.9%	24.2%	24.2%
Excluding (1) intangible amortization expense, (2) M&A-related expenses, and (3) other non-recurring items.	3.9%	2.6%	(7.9%)	3.7%	3.0%	3.7%	(1.0%)	3.5%	2.3%
Adjusted Operating Margin	22.9%	22.9%	20.6%	23.3%	23.7%	24.4%	23.9%	27.7%	26.5%

MORNINGSTAR 49

Reconciliation from Total Operating Expenses to Adjusted Operating Expense ($mil)

	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26	Q2 26
Operating Expense	$463.4	$453.9	$486.8	$467.8	$480.8	$490.1	$505.1	$489.8	$509.4
Excluding (1) intangible amortization expense, (2) M&A-related expenses, and (3) other non-recurring items.	(22.5)	(14.8)	(17.5)	(21.3)	(19.1)	(23.3)	(17.5)	(23.6)	(22.1)
Adjusted Operating Expense	$440.9	$468.7	$469.3	$446.5	$461.7	$466.8	$487.6	$466.2	$487.3

MORNINGSTAR 50

Operating and Free Cash Flow ($mil)

	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26	Q2 26
Cash provided by operating activities (Quarterly)	**$93.6**	**$152.7**	**$191.9**	**$153.4**	**$91.0**	**$99.0**	**$195.7**	**$204.0**	**$91.5**	**$155.7**
Capital expenditures (Quarterly)	(34.1)	(31.9)	(36.1)	(40.6)	(32.2)	(36.6)	(35.6)	(42.7)	(37.9)	(33.2)
Free cash flow (Quarterly)	$59.5	$120.8	$155.8	$112.8	$58.8	$62.4	$160.1	$161.3	$53.6	$122.5

	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26	Q2 26
Cash provided by operating activities (TTM*)	**$386.6**	**$514.8**	**$576.0**	**$591.6**	**$589.0**	**$535.3**	**$539.1**	**$589.7**	**$590.2**	**$646.9**
Capital expenditures (TTM)	(123.7)	(125.3)	(132.1)	(142.7)	(140.8)	(145.5)	(145.0)	(147.1)	(152.8)	(149.4)
Free cash flow (TTM)	$262.9	$389.5	$443.9	$448.9	$448.2	$389.8	$394.1	$442.6	$437.4	$497.5

	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26	Q2 26
Free cash flow (TTM)	$262.9	$389.5	$443.9	$448.9	$448.2	$389.8	$394.1	$442.6	$437.4	$497.5
Adjusted operating income (TTM)	385.5	446.8	485.1	493.8	518.4	530.8	551.1	582.9	626.1	658.6
Free cash flow conversion (TTM)	68.2 %	87.2 %	91.5 %	90.9 %	86.5 %	73.4 %	71.5 %	75.9 %	69.9 %	75.5 %

*Trailing 12 months.

MORNINGSTAR 51

Investor Q&A Schedule

The Company follows a schedule for responding to investor questions. It provides responses during months when it is not reporting earnings. The Company continues to consolidate responses to questions addressing similar themes. If we have not received any questions for which we are providing a new or updated response, we will not file an 8-K. Please see below for the expected schedule.

For questions received by 5pm CT on:	Expected 8-K Response Date:
Aug. 5, 2026	Aug. 25, 2026
Sep. 4, 2026	Sep. 25, 2026
Nov. 5, 2026	Nov. 25, 2026

MORNINGSTAR 52